UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

October 23, 2003
------------------
(Date of earliest event reported)


LABORATORY CORPORATION OF AMERICA HOLDINGS
------------------------------------------
(Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or Other         (Commission          (IRS Employer
Jurisdiction of         File Number)         Identification
Incorporation)                                   Number)


358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
-------------------------------------------------------
(Address of principal executive offices)

336-229-1127
------------
(Registrant's telephone number, including area code)


ITEM 12. Regulation FD Disclosure.

Summary information of the Company dated October 23, 2003.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                        (Registrant)

               By:/s/ BRADFORD T. SMITH
                  ----------------------------------
                      Bradford T. Smith
                      Executive Vice President
                      and Secretary



Date: October 23, 2003

This information contains forward-looking statements which are subject to change based on various important factors, including without limitation, competitive actions in the marketplace and adverse actions of governmental and other third-party payors. Actual results could differ materially from those suggested by these forward-looking statements. Further information on potential factors that could affect the Company's financial results is included in the Company's Form 10-K for the year ended December 31, 2002 and subsequent filings.


LabCorp's Investment and Performance Fundamentals

 - Significant Cash Generator
 - EBITDA Percentage of Sales:  24.3% through September 30, 2003
 - Strong Balance Sheet
 - Investment Grade Credit Ratings


The Clinical Laboratory Testing Market
US Clinical Laboratory testing market is $34-$36 billion

 - Represents 3% - 4% of all health care spending
 - Grew at a CAGR of 5.5% from 1998-2001
 - Influences/directs approximately 80% of health care spending
 - Role and importance of testing are increasing
 - Rapidly evolving technology, emphasis on preventative medicine and aging of population are all driving growth

CLINICAL LABORATORY TESTING           INDEPENDENT CLINICAL LABORATORIES

Hospitals                  49%        All others                   82%
Independent Clinical Labs  39%        LabCorp                      18%
Physician Offices          12%

Source: Company estimates, industry reports & 2002 revenue for LabCorp and Dynacare

Profile of LabCorp

 - Second-largest clinical laboratory company in North America and the leader in the specialty testing market
 - Offers more than 4,000 routine and specialty tests and conducts testing on more than 340,000 specimens daily
 - Serves more than 200,000 physicians and other health care providers
 - Approximately 24,000 employees nationwide


MAP OF PRIMARY TESTING LOCATIONS & PSC's


LabCorp's Strategy

Be a national core laboratory servicing all geographic areas, and the leading esoteric, genomic testing laboratory in North America

Strategic Approach

1) CORE TESTING
     - Managed Care
     - Selected Internal Expansion
     - Acquisitions (Dynacare)

2) GENOMIC/ESOTERIC
     - Internal Development
     - Acquisitions (DIANON)
     - Licensing

Demonstrated Genomic and Esoteric Strategy Execution

INTERNAL                         ACQUISITION              LICENSE/PARTNER
--------                         -----------              ---------------
CMBP                             NGI                      MYRIAD GENETICS
 - Cancer                        - Infectious Disease:    Predictive Tests:
 - Genetics (Cystic Fibrosis)       Hepatitis C           - Breast/Ovarian and
 - Infectious Disease            - PCR Plasma                Colon Cancer
    (GENOSURE)                                            - Melanoma
                                                          - Hypertension

CLINICAL TRIALS                  VIROMED                  CORRELOGIC SYSTEMS
 - Drug Metabolism               - Infectious Disease:    - Ovarian Cancer
                                    HIV, Hepatitis
                                     West Nile            CELERA DIAGNOSTICS
                                 - Real-time PCR          - Breast and
                                                             Prostate Cancer
                                                          - Alzheimer's Disease
                                 PATH LABS
                                 - Hospital Esoteric      EXACT SCIENCES
                                                          - Colorectal Cancer
                                 DIANON
                                 - Cancer/Anatomic        ATHEROTECH
                                     Pathology            - VAP Cholesterol

                                                          BIOPREDICTIVE
                                                          - Liver Fibrosis

Third Quarter Operating Results
     ($ in millions)

                         9/30/02        9/30/03
                        --------       --------
Revenue                   655.2          752.0
Operating Expense         541.5          613.3
                        -------        -------
Operating Income          113.7          138.7
                        -------        -------
       Margin              17.4%          18.4%
EBITDA                    145.9          183.9
                        -------        -------
       Margin              22.3%          24.5%

Bad Debt % to revenue       8.4%           7.0%
DSO                          56             53

1) Q3 '03 and '02 results above exclude restructuring and other one-time charges relating to the Company's integration of its DIANON and Dynacare acquisitions.

2) For definition of EBITDA and a reconciliation to the most comparable measure under Generally Accepted Accounting
    Principles, see Company's 3rd Quarter 2003 earnings release furnished on Form 8-K on October 23, 2003.


2003 Third Quarter Financial Achievements

 - Increased revenues 14.8% (volume approximately 9.3%; price approximately 5.5%)
 - EBITDA margins of 24.5%
 - Diluted EPS of $0.59*
 - Operating cash flow of $161.9 million
 - Repurchased approximately $63 million of LabCorp stock
 - Paid down $60 million in debt

* Before restructuring and other one-time charges

Key Third Quarter Highlights

 - Genomic testing revenues increased approx. 40% period-over-period, driven primarily by strong volume growth
 - Overall pricing continues to increase, driven by both increased
    PPA in core and esoteric areas and by continuing mix shift to higher-priced esoteric tests


Nine-Month Operating Results
     ($ in millions)

                           YTD            YTD
                         9/30/02        9/30/03
                        --------       --------
Revenue                  1,857.6        2,207.9
Operating Expense        1,493.4        1,801.6
                         -------        -------
Operating Income           364.2          406.3
                         -------        -------
       Margin               19.6%          18.4%
EBITDA                     439.9          537.0
                         -------        -------
       Margin               23.7%          24.3%

Bad Debt % to revenue        8.6%           7.5%
DSO                           56             53

1) YTD '03 and '02 results above exclude restructuring and other one-time charges relating to the Company's integration of its DIANON and Dynacare acquisitions.

2) For definition of EBITDA and a reconciliation to the most comparable measure under Generally Accepted Accounting
    Principles, see Company's 3rd Quarter 2003 earnings release furnished on Form 8-K on October 23, 2003.


2003 Nine-Month Financial Achievements

 - Increased revenues 18.9% (volume approximately 13.2%; price approximately 5.7%)
 - EBITDA margin of 24.3%
 - Diluted EPS of $1.69*
 - Operating cash flow of $420.1 million
 - Repurchased approximately $150 million of LabCorp stock
 - Paid down $225 million in debt

* Before restructuring and other special charges

Financial Performance
Price & Volumes:  Trends by Payor Type

                           2001                2002             YTD SEPT 2003
                      PPA   Accessions     PPA  Accessions     PPA  Accessions
                     -----  ----------    ----  ----------    ----  -----------
                       $     millions       $    millions       $    millions
                     -----------------    ----------------    -----------------
Client (Physicians)   24.46    27.9        26.27   29.6         27.22    24.1
Patient              111.28     2.5       119.93    2.3        116.53     1.9
Third Party           31.59    12.2        31.87   14.8         34.62    13.5
(MC/MD/Insurance)
Managed Care
 - Capitated           8.90    11.9         9.28   13.1          9.82     9.8
 - Fee for service    43.45    17.2        44.79   19.3         45.67    16.7
                     ------    ----       ------   ----        ------    ----
Total                 29.27    29.1        30.45   32.4         32.48    26.5
                     ------    ----       ------   ----        ------    ----
LabCorp Total        $30.69    71.7       $31.71   79.1        $33.43    66.0
                     ======    ====       ======   ====        ======    ====


Financial Performance
Revenue Analysis by Business Area

                             YTD  SEPT 2002

                  Revenue      Accns     %Accns       PPA
                 $Million       000     to total       $
                 ---------   --------   --------    ------

Genomic           148.8      1,304.0      2.2%       114.13

Identity/Gene
 Probes            96.4      2,389.3      4.1%        40.36
--------------  -------     ---------    ------      ------
All Genomic       245.2      3,693.3      6.3%        66.40

Other Esoteric    183.2      4,434.1      7.6%        41.32

Histology          71.4      1,114.3      1.9%        64.04
--------------  -------     ---------    -----      -------
All Genomic/
 Esoteric         499.8      9,241.7     15.8%        54.08

Core            1,357.8     49,337.2     84.2%        27.52
--------------  -------     ---------   ------       ------
Total:          1,857.6     58,578.9    100.0%        31.71
-----------------------------------------------------------


                             YTD SEPT 2003                    03 vs 02
                                                                PPA
                    Revenue     Accns    %Accns     PPA         Incr/
                    $Million     000    to total     $         (Decr)
                   ---------   -------  ---------  -------    ---------

Genomic             213.6      1,733.8     2.6%     123.21        8.0%

Identity/Gene
 Probes             114.4      2,628.0     4.0%      43.52        7.8%
--------------     ------     --------   -----      ------      -----
All Genomic         328.0      4,361.8     6.6%      75.20       13.2%

Other Esoteric      188.4      4,615.7     7.0%      40.81       (1.2)%

Histology           148.4      1,619.0     2.4%      91.67       43.1%
--------------    -------     --------   -----      ------      -----
All Genomic/
 Esoteric           664.8     10,596.5    16.0%      62.74       16.0%

Core              1,543.1     55,451.4    84.0%      27.83        1.1%
--------------    -------     --------   -----      ------      -----
Total:            2,207.9     66,047.9   100.0%      33.43        5.4%
---------------------------------------------------------------------

Cash Investment Strategy

 - Investment Strategy Should Match Strategic Plan
 - Priority #1 - Strengthen Core Business
      - Standardize lab/billing IT systems
      - State-of-the-art analyzers (chemistry, hematology, sequencers)
      - Pursue selected acquisitions (i.e. Dynacare)
 - Priority #2 - Invest in Appropriate Acquisitions as well as
    Genomic/Esoteric and Anatomic Pathology Growth
      - NGI, ViroMed, DIANON
      - EXACT, Myriad, Correlogics
      - DIANIZING LabCorp
 - Priority #3 - Share Repurchases
               - Consider Dividends


Financial Guidance for 2003

 - Revenue growth of approximately 18 to 19% compared to 2002
 - EBITDA margins of approximately 24% of sales
 - EPS in the range of $2.20 to $2.25
 - Free cash flow of approximately $400 to $420 million (net of Cap Ex of approximately $90 million)
 - Bad debt rate of 7.0% for the second half of 2003
 - Net interest expense of approximately $35 million


Preliminary Financial Guidance for 2004

 - Revenue growth of approximately 4% to 7% compared to 2003
 - EPS growth in the range of 11% to 15%*

* Compared to the current First Call 2003 consensus EPS estimate of $2.22 as reported by Thomson Financial

Opportunity for Investors

 - Long-term industry trends appear favorable
 - Visible growth drivers
 - Low P/E relative to market valuations
 - Significant free cash flow - multiple opportunities to increase shareholder value
 - Strong balance sheet - Investment Grade ratings (S&P,
    Moody's)
 - Solid growth potential driven by genomic strategy

Other Financial Information
September 30, 2003
($ in millions)


                                       Q1 03        Q2 03        Q3 03
                                     ----------   ----------   ----------
Depreciation                         $ 21,873.0   $ 22,778.0   $ 23,464.0
Amortization                         $  8,464.0   $  9,512.0   $  9,552.0
Capital expenditures                 $ 16,164.0   $ 21,250.0   $ 23,055.0
Cash flows from operations           $135,017.0   $123,169.0   $161,894.0
Bad debt as a percentage of sales         8.00%        7.44%        7.01%
Effective interest rate on debt:
   Zero coupon-subordinated notes         2.00%        2.00%        2.00%
   5 1/2% Senior Notes (including
    effect of interest rate swap)         3.98%        4.07%        5.38%
   Revolving credit facility              2.14%        1.86%        1.95%
Days sales outstanding                      55           54           53


                                            YTD
                                          Sept 03
                                        ----------
Depreciation                            $ 68,115.0
Amortization                            $ 27,528.0
Capital expenditures                    $ 60,469.0
Cash flows from operations              $420,080.0
Bad debt as a percentage of sales             7.46%
Effective interest rate on debt:
   Zero coupon-subordinated notes             2.00%
   5 1/2% Senior Notes (including
    effect of interest rate swap)             5.38%
   Revolving credit facility                  1.95%
Days sales outstanding                          53